Exhibit 31.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO RULE 13A-14(A)/15D-14(A) OF THE

SECURITIES EXCHANGE ACT AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Nick Earl, certify that:

1.

I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Glu Mobile Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2021	/s/ Nick Earl
Nick Earl
President and Chief Executive Officer
(Principal Executive Officer)